UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report: February 2, 2007
(Date of earliest event reported)

Hawk Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13797 (Commission File Number)	34-1608156 (I.R.S. Employer Identification Number)

200 Public Square, Suite 1500, Cleveland, Ohio 44114
(Address of principal executive offices including zip code)

(216) 861-3553
(Registrant’s telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 2, 2007, Hawk Corporation (“Hawk”) completed the sale of the stock of its wholly-owned precision components subsidiary, Hawk Precision Components Group, Inc. (“HPCG”), to PCG Holdings Group Inc. (“PCG Holdings”), as more fully described in Item 2.01. In connection with the sale, Hawk and certain of its subsidiaries modified Hawk’s existing credit facility by entering into the Amendment No. 2 and Consent to Credit and Security Agreement and Omnibus Amendment to Certain Other Loan Documents with KeyBank National Association (“KeyBank”) on February 2, 2007 (the “Amendment and Consent”). Pursuant to the Amendment and Consent, KeyBank consented to:

•	the sale of HPCG and its subsidiaries,
•	the release of liens on the stock or assets of HPCG and its subsidiaries,
•	if Hawk is required to use the proceeds of the sale of HPCG and its subsidiaries to redeem its 8¾% senior notes due 2014, the use of the sale proceeds for such redemption, and
•	the continuation during a transition period of certain guarantees made by Hawk until such guarantees are transferred to PCG Holdings.

In addition, all references to HPCG and its subsidiaries were deleted from Hawk’s credit facility and all existing pledge agreements, landlord waivers and limited license agreements between HPCG and its subsidiaries and KeyBank were terminated.

The description of the Amendment and Consent set forth above is not complete and is qualified in its entirety by reference to the full and complete terms of the Amendment and Consent, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

The disclosure under Item 2.01 of this Form 8-K is also responsive to Item 1.01 of this Form 8-K and is incorporated in this Item 1.01 by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 2, 2007, Hawk completed the sale of the stock of HPCG to PCG Holdings, an acquisition entity formed by Saw Mill Capital Partners, L.P. (“Saw Mill”) and certain members of HPCG’s management team for $94.2 million, consisting of $93.5 million in cash and the assumption by Saw Mill of $0.7 million in debt. The cash portion of the purchase price included proceeds from a preliminary working capital adjustment which remains subject to further adjustment by the parties. The sale of HPCG was made pursuant to the Purchase Agreement between Hawk and PCG Holdings dated as of December 21, 2006 (the “Purchase Agreement”), previously disclosed on the Current Report on Form 8-K dated December 21, 2006, filed with the Securities and Exchange Commission. A copy of the press release announcing the completion of the sale is attached as Exhibit 99.1 to this Form 8-K.

On February 2, 2007, Hawk also entered into a letter agreement (the “Letter Agreement”) with PCG Holdings amending the Purchase Agreement. Under the Letter Agreement, Hawk and Saw Mill agreed:

•	to allocate $9.35 million to the noncompetition, nonsolicitation and confidentiality agreement entered into by Hawk and $3.4 million to the operations of HPCG in China, and
•	to replace and supplement an exhibit and disclosure schedule attached to the Purchase Agreement.

The Letter Agreement and the Amendment and Consent were entered into on February 2, 2007 and were effective as of February 1, 2007.

The foregoing description of the Purchase Agreement and the Letter Agreement are not complete and are qualified in their entirety by reference to the full and complete terms of the Purchase Agreement and Letter Agreement. The Purchase Agreement was filed as Exhibit 10.1 to the Current Report on Form 8-K dated December 21, 2006 and the Letter Agreement is filed as Exhibit 10.3 to this Form 8-K. The Purchase Agreement and the Letter Agreement are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

Included as Exhibit 99.2 to this Current Report on Form 8-K are:

•
unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2006 and the year ended December 31, 2005 that give effect to the sale of HPCG and its subsidiaries as if the sale had occurred on January 1, 2005, and

•	an unaudited pro forma condensed consolidated balance sheet as of September 30, 2006 that gives effect to the sale of HPCG and its subsidiaries as if the sale had occurred on September 30, 2006.

These unaudited pro forma financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved by Hawk had the sale of HPCG and its subsidiaries been completed as of the dates indicated or of the results that may be obtained in the future. These unaudited pro forma financial statements and the accompanying notes should be read together with Hawk’s annual report on Form 10-K for the year ended December 31, 2005 and Hawk’s quarterly report on Form 10-Q for the quarter ended September 30, 2006.

(d) Exhibits

10.1
Amendment No. 2 and Consent to Credit and Security Agreement and Omnibus Amendment to Certain Other Loan Documents, effective as of February 1, 2007 among Hawk Corporation, Allegheny Clearfield, Inc., Friction Products Co., Hawk MIM, Inc., Hawk Motors, Inc., Hawk Precision Components Group, Inc., Helsel, Inc., Logan Metal Stampings, Inc., Net Shape Technologies LLC, Quarter Master Industries, Inc., Sinterloy Corporation, S.K. Wellman Corp., S.K. Wellman Holdings, Inc., Tex Racing Enterprises, Inc., Wellman Products Group, Inc. and Wellman Products, LLC and KeyBank National Association, as Administrative Agent and LC Issuer

10.2
Stock Purchase Agreement by and between PCG Holdings Group Inc., as Buyer, and Hawk Corporation, as Selling Shareholder, dated as of December 21, 2006 (filed as Exhibit 10.1 to the Company’s Form 8-K, dated December 21, 2006, as filed with the Securities and Exchange Commission) is incorporated herein by reference

10.3	Letter Agreement, effective as of February 1, 2007 between Hawk Corporation and PCG Holdings Group, Inc.

99.1	Hawk Corporation Press Release dated February 2, 2007

99.2	Unaudited Pro Forma Financial Statements

(i)	Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2006

(ii)	Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2005

(iii)	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006

(iv)	Notes to Unaudited Pro Forma Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWK CORPORATION

Date: February 8, 2007	By:	/s/ Thomas A. Gilbride
Thomas A. Gilbride
Vice President - Finance and Treasurer

EXHIBIT INDEX

Exhibit Number Description

10.1
Amendment No. 2 and Consent to Credit and Security Agreement and Omnibus Amendment to Certain Other Loan Documents, effective as of February 1, 2007 among Hawk Corporation, Allegheny Clearfield, Inc., Friction Products Co., Hawk MIM, Inc., Hawk Motors, Inc., Hawk Precision Components Group, Inc., Helsel, Inc., Logan Metal Stampings, Inc., Net Shape Technologies LLC, Quarter Master Industries, Inc., Sinterloy Corporation, S.K. Wellman Corp., S.K. Wellman Holdings, Inc., Tex Racing Enterprises, Inc., Wellman Products Group, Inc. and Wellman Products, LLC and KeyBank National Association, as Administrative Agent and LC Issuer

10.2
Stock Purchase Agreement by and between PCG Holdings Group Inc., as Buyer, and Hawk Corporation, as Selling Shareholder, dated as of December 21, 2006 (filed as Exhibit 10.1 to the Company’s Form 8-K, dated December 21, 2006, as filed with the Securities and Exchange Commission) is incorporated herein by reference

10.3	Letter Agreement dated February 1, 2007 between Hawk Corporation and PCG Holdings Group, Inc.

99.1	Hawk Corporation Press Release dated February 2, 2007

99.2	Unaudited Pro Forma Financial Statements

(i)	Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2006

(ii)	Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2005

(iii)	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006